                         ASSIGNMENT OF LEASE AND OPTION

STATE OF GEORGIA
COUNTY OF APPLING

      THIS ASSIGNMENT, made and entered into this 10th day of December, 1999, by International Press and Shear Corp. ("IPSC"), a Georgia corporation, party of the first part, and IPS Balers Inc. ("IPSB"), a Georgia corporation, party of the second part, and the Development Authority of Appling County (the "Authority"), a Georgia public authority, party of the third part.

                                   WITNESSETH:

      WHEREAS, IPSC and IPSB entered into an Asset Purchase Agreement dated as of December 10, 1999 (the "APA") providing for the sale and transfer of substantially all of the assets connected with the operation of the baler manufacturing facility operated by IPSC in Baxley, Georgia; and

      WHEREAS, the APA also contemplates the transfer of IPSC's interest in its business premises leased by IPSC from the Authority, being the improved property described in Exhibit A attached hereto and made a part hereof;

      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

      1. IPSC hereby transfers, assigns and conveys unto IPSB, successors and assigns, all of IPSC's right, title and interest in, to and under that certain Lease with Option to Purchase dated April 1, 1996 between the Authority as Lessor and IPSC as Lessee (the "Lease"), a copy of which Lease is attached hereto as Exhibit B; and a memorandum of which is recorded in the Office of the Clerk of Superior Court of Appling County, Georgia in Deed Book 292, page 283.

      2. This Assignment includes all of IPSC's right, title and interest in and to the leasehold estate granted, conveyed and demised under the Lease, and all leasehold improvements constructed upon, attached to or otherwise located upon the leased Premises including without limitation the building, paint booth, offices, cranes and craneways, signage, lighting and other items incident to the operation of the manufacturing facility upon the Premises.

      3. This Assignment further includes all easements for ingress and egress, utilities and other property rights as may be possessed by IPSC, whether or not explicitly included in the Lease.

      4. This Assignment further conveys the option to purchase the Premises as contained in the Lease; and IPSC further transfers, assigns and conveys unto IPSB the option/right of first refusal granted to IPSC to purchase the property adjoining the Premises on the south side thereof.

      5. IPSB hereby assumes and agrees to fully perform all of terms, conditions, covenants and agreements of the Lease on the part of the Lessee thereunder to be kept and performed during the term of the Lease and any extension or renewal thereof, including without limitation the payment obligations of the Lessee under the Lease, which accrue from and after the effective date hereof.

      5. The Authority consents to the assignment of the Lease to IPSB, and releases IPSC from any and all liability for performance of any Lease obligation subsequent to the assignment to IPSB.

      6. IPSC warrants: (1) that it is the sole Lessee under the Lease and is the sole owner of the Lessee's interest thereunder; (2) that it has not previously assigned the Lease or any interest therein for the security or otherwise (except as security for the indebtedness in favor of SouthTrust Bank of Jacksonville, Florida with a current balance of approximately
$669,193.38 being assumed by IPSB), or sublet the demised premises in whole or in part; (3) there exist no circumstances which would prevent this Assignment form being valid and binding in all respects except the required consent of the Authority; (4) that the Lease is valid and enforceable in accordance with its terms and has not been altered, modified or amended in any manner and that as of the date hereof the Lease is in full force and effect; (5) that the IPSC is not in default under any of the terms, covenants or conditions of the Lease and that there exists no circumstances or conditions which, either now or by the passage of time, would constitute a default in the terms of the Lease or would entitle the Landlord thereunder to terminate the Lease or to abridge the Tenant's rights thereunder; and (6) that all rentals under the Lease due and payable to date have been paid.

       7. IPSC shall defend, indemnify, and save and hold harmless IPSB and its officers, agents and employees, from and against any and all losses, liabilities, damages, costs or expenses, including without limitation attorney's fees, arising out of or in any way relating to IPSC's obligations under the Lease accruing prior to the date hereof, or any breach of any warranties made by IPSC herein.

      8. IPSB shall defend, indemnify, save and hold harmless IPSC and its officers, agents and employees from and against any and all further losses, liabilities, damages, and costs of expenses, including, without limitation, attorney's fees, arising from or relating to IPSC's obligations under said Lease as Lessee from or relating to IPSC's obligations under said Lease as Lessee from and after the date hereof, including any extension thereof.

      9. The terms and provisions hereof shall extend to and be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

      10. The parties hereto agree that this Assignment shall be recorded in the public real property records with the legal description of the leasehold estate hereby assigned attached as Exhibit A, but the Lease omitted from recording.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, by and through their duly authorized officers, this 10th day of December, 1999.

                                        INTERNATIONAL PRESS AND SHEARCORP.(L.S.)

                                        By: /s/ Ted C. Flood
                                            ------------------------------------
                                            Ted C. Flood, Secretary

Signed, sealed and delivered,
this ____ day of December, 1999,                                (CORPORATE SEAL)
in the presence of


--------------------------------
Unofficial Witness


/s/ Jane Coleman
--------------------------------
Notary Public
(NOTARY SEAL)

                                        IPS BALERS INC.                   (L.S.)

                                        By: /s/ Sidney Wildes
                                            ------------------------------------
                                            Sidney Wildes, CEO

Signed, sealed and delivered,
this ____ day of December, 1999,                                (CORPORATE SEAL)
in the presence of


--------------------------------
Unofficial Witness


/s/ Jane Coleman
--------------------------------
Notary Public
(NOTARY SEAL)

                                        DEVELOPMENT AUTHORITY OF
                                        APPLING COUNTY                    (L.S.)

                                       By:
                                            ------------------------------------
                                            Chairman

                                        Attest:
                                                --------------------------------
Signed, sealed and delivered,                   Secretary
this ____ day of December, 1999,                                (AUTHORITY SEAL)
in the presence of


--------------------------------
Unofficial Witness



--------------------------------
Notary Public
(NOTARY SEAL)

                                    EXHIBIT A

All that tract or parcel of land lying and being in the City of Baxley, Appling County, Georgia, a portion of Land Lot No. 291 of the Second Land District of said county, consisting of eight (8.00) acres, more or less, being bound now or formerly as follows: North by Frost Industrial Drive; East in part by lands of Wildes Family Limited Partnership and in part by lands of Larry V. Williams; and South and West by lands of the Development Authority of Appling County.

Said property being more particularly described as follows: Commencing at the northwest corner of the aforesaid Land Lot No. 291, thence running South 89 degrees 42 minutes 18 seconds East 3,497.98 feet to a point; thence South 00 degrees 29 minutes 33 seconds East 664.45 feet to a point on the southern right of way of Frost Industrial Drive (80' right of way) which is the POINT OF BEGINNING; thence continuing South 00 degrees 29 minutes 33 seconds East 696.96 feet to a point; thence North 89 degrees 42 minutes 18 seconds West 500 feet to a point; thence North 00 degrees 29 minutes 33 seconds West 696.96 feet to a point on the aforesaid Frost Industrial Drive right of way; thence along and with said right of way South 89 degrees 42 minutes 18 seconds East 500 feet to the Point of Beginning.

This property is subject to covenants applicable to lands in the Appling County Industrial Park and drainage easements as depicted upon the plat of said Industrial Park and the hereinafter referred to plat of survey.

For assistance in determining a more full and complete description of the lands hereinabove described, reference is made to that certain plat of survey by Merlin J. Tomberlin, G.R.L.S. No. 2477, dated May 26, 1995, which plat is recorded in the Office of the Clerk of Superior Court of Appling County, Georgia, in Plat Book 14, Page 19, and incorporated herein for a more full and complete description and all other purposes.

STATE OF GEORGIA

                               INDENTURE OF LEASE

      THIS INDENTURE OF LEASE (this "Lease"), made and executed in duplicate as of the 1st day of April, 1996, by and between DEVELOPMENT AUTHORITY OF APPLING COUNTY a body politic created by statutory authority contained in provisions of an Act of the Georgia General Assembly (Ga. Laws, 1969, p.137, et.seq., as amended) with its office in Appling County, Georgia, ("Lessor"), and INTERNATIONAL PRESS AND SHEAR CORPORATION a Georgia corporation with its registered office an principal place of business at 396 Frost Industrial Blvd., Baxley, Georgia 31513 ("Lessee").

                                   WITNESSETH:

      WHEREAS, Lessor owns the Premises (as hereinafter defined), and desires to lease same to Lessee; and

      WHEREAS, Lessee desires to lease the Premises from Lessor with the right to purchase upon the terms and conditions set forth herein;

      NOW, THEREFORE, for and in consideration of the rents stated in Article III hereof and of the covenants and agreements hereinafter mentioned to be kept and performed by Lessee, Lessor does by these presents lease and let unto Lessee, and Lessee does hereby hire and take from Lessor, that certain tract or parcel of land in the Appling County Industrial Park, hereinafter referred to as the "Premises", improved by a 58,000 square foot metal manufacturing building (the "Building"), and described as follows:

      Legal Description of Premises

      All that tract or parcel of land lying and being in the City of Baxley, Appling County, Georgia, a portion of Land Lot No. 291 of the Second Land District of said county, consisting of eight (8.00) acres, more or less, being bound now or formerly as follows: North by Frost Industrial Drive; East in part by lands of Wildes Family Limited Partnership and in part by lands of Larry V. Williams; and South and West by lands of the Development Authority of Appling County.

      Said property being more particularly described as follows: Commencing at the northwest corner of the aforesaid Land Lot No. 291, thence running South 89 degrees 42 minutes 18 seconds East 3,497.98 feet to a point; thence South 00 degrees 29 minutes 33 seconds East 664.45 feet to a point on the southern right of way of Frost Industrial Drive (80' right of way) which is the POINT OF BEGINNING; thence continuing South 00 degrees 29 minutes 33 seconds East 696.96 feet to a point; thence North 89 degrees 42 minutes 18 seconds West 500 feet to a point; thence North 00 degrees 29 minutes 33 seconds West 696.96 feet to a point on the aforesaid Frost Industrial Drive right of way; thence along and with said right of way South 89 degrees 42 minutes 18 seconds East 500 feet to the Point of Beginning.

      This property is subject to covenants applicable to lands in the Appling County Industrial Park and drainage easements as depicted upon the plat of said Industrial Park and the hereinafter referred to plat of survey.

      For assistance in determining a more full and complete description of the lands hereinabove described, reference is made to that certain plat of survey by Merlin J. Tomberlin, G.R.L.S. No. 2477, dated May 26, 1995, which plat is recorded in the Office of the Clerk of Superior Court of Appling County, Georgia, in Plat Book 14, Page 19, and incorporated herein for a more fall and complete description and all other purposes.

It is hereby mutually covenanted and agreed that: (a) delivery of the Premises is being made by Lessor to Lessee in its present condition "as is" and "where is" and that Landlord has made no representation with respect to the condition thereof; and (b) this Lease is made upon the following agreements, conditions, covenants and terms:

      ARTICLE I. HEADINGS.

      Section 1.01. The various headings and numbers herein, and the grouping of the provisions of this Lease into separate Articles and Paragraphs, are for the purpose of convenience only and in no way define, limit, construe, or describe the scope or intent of such Sections or Articles nor in any way affect this Lease.

      ARTICLE II. TERM OF THIS LEASE.

      Section 2.01. This Lease shall exist for an interim period running from the date hereof until April 30, 1996, with the initial Lease term commencing May 1, 1996 (the "Commencement Date"), and running for a term of sixty (60) months (the "Term"), expiring April 30, 2001 (the "Termination Date"), unless sooner terminated in accordance with this Lease. For the purpose of this Lease, the term "Lease Year" shall mean any twelve (12) month period beginning on the first day of the month next following the Commencement Date unless the Term commences on the first day of a month in which event the twelve (12) month period shall commence on the Commencement Date.

      Section 2.02. Lessee shall have the right and option to extend this Lease for two additional Terms of sixty (60) months each (the "Renewal Terms").

      ARTICLE III. RENT.

      Section 3.01. Lessee covenants and agrees to pay without demand, set-off or abatement, except as specifically otherwise set forth herein, and Lessor agrees to accept as "Monthly Rent" (herein so called) for the Premises during the Term and each Renewal Term a sum equal to the monthly payment due by Lessor to SouthTrust Bank of Florida, N.A. on the $720,000.00 loan to be obtained by Lessor on or about April 4, 1996, which loan is secured by the Premises and Premises Building and fixtures (the "Loan"). A copy of the Promissory Note detailing such payments is attached hereto and made a part hereof.

      Section 3.02. The aforesaid lease payments ("Monthly Rent") shall be paid on the first day of each calendar month in advance, beginning May 1, 1996. In the event the Commencement Date is other than the first day of a month, rent for the initial month shall be prorated according to the number of days from the Commencement Date through the end of the month.

      Section 3.03. All rental payments hereunder shall be made to Lessor at Post Office

Box 413, Baxley, Georgia 31513, or at such other place or to such other person as Lessor may designate in writing from time to time.

      Section 3.04. All payments other than Monthly Rent required to be made by Lessee under any of the terms or conditions of this Lease shall be collectible as "Additional Rent" hereunder whether or nor the provision requiring such payment specifically so states (Monthly Rent and Additional Rent are collectively referred to herein as "Rent"). Any payment of Rent not made by Lessee within ten (10) days of the date or time herein specified for such payment shall bear interest at the lesser of eighteen percent (18%) per annum (the "Lease interest Rate"), from such date or time until such payment shall be made by Lessee.

      Section 3.05. The parties intend that this lease shall provide for a net return to Lessor in the amount of the rentals set forth hereinabove. The parties, therefore, agree that all costs, expenses or obligations related to Lessee's use or occupancy of the Premises, shall be paid and discharged by Lessee and shall be collectible as Additional Rent for all purposes of this Lease. This section contemplates that Lessee shall he responsible for taxes, utilities, insurance and routine maintenance attributable to Lessee's use of the Premises.

      ARTICLE IV. ADDITIONS, CHANGES AND ALTERATIONS; EQUIPMENT.

      Section 4.01. At any time, and from time to time, with Lessor's prior written approval, which will not be unreasonably withheld, Lessee, at its sole cost and expense. may make additions to and structural changes and alterations in and upon any or all of the improvements now or hereafter located on the Premises and may make additional improvements on the premises provided that:

      a. Such additions, changes, alterations or improvements, when completed, shall not materially impair the strength or value of the existing improvements located on the premises and shall be in conformity and compliance with all applicable laws, building ordinances and regulations;

      b. Whenever the contemplated cost of such structural additions, changes, alterations, or improvements exceeds $5,000.00, Lessee shall first deliver to Lessor detailed plans and specifications therefor and Lessee shall grant Lessor a period of thirty (30) days during which Lessor may approve such plans and specifications or indicate the reasons for its disapproval of same. Provided that the work to be constructed s in accordance with Subsection 4.01 (a) hereof, Lessor shall approve such plans and specifications. If Lessor has not acted within thirty (30) days of the date of delivery of such plans and specifications, it will be deemed to have approved the same. Nothing in the Lease shall imply or be deemed to be a consent or agreement by Lessor to subject Lessor's estate or the Premises to liability under any mechanics' or other lien law. All such additions, changes, alterations or improvements shall be and remain part of the realty and the property of the Lessor and subject to this Lease.

      Section 4.02.

      a. At any time, and from time to time, Lessee may, at its sole cost and expense, install, assemble or place upon the Premises any items of Equipment (as defined in Subsection 4.02 (b)), which Equipment shall he and remain the property of Lessee or other owner thereof and shall not become part of the Premises.

      b. As used herein, the term "Equipment" shall mean all equipment, appliances, machinery, signs, furniture and trade fixtures now or hereafter installed or placed on the Premises, whether or not physically attached thereto, and used or useable in the operation and maintenance of the business of Lessee or any Permitted Subtenant (as defined in Article XII) or any other person on the Premises. Equipment shall not include heating, ventilating and air-conditioning plants and systems, electrical (except bus duct installed by Lessee), sprinkler and plumbing fixtures and systems and other like equipment and fixtures which constitute an integral part of the building constructed on the Premises.

      c. Lessee may remove the Equipment at any time at or prior to the Expiration Date or earlier termination of this Lease, provided that Lessee shall repair any and all damage to the Premises resulting from such removal. For the purposes of this Subsection 4.02(c), the term "Lessee" shall be deemed to include subsidiaries of Lessee and any other Permitted Subtenant.

      d. It is specifically understood, however, that any items of equipment financed with the proceeds of the loan referred to in Section 3.01b hereof shall serve as security for said loan or any additional or substitute financing until paid in full or release by the lender and Lessor.

      ARTICLE V. RECONSTRUCTION OF DAMAGED, DESTROYED OR REMOVED IMPROVEMENTS; REPAIR MAINTENANCE.

      Section 5.01. In the event that the Premises are damaged or destroyed by fire or other casualty, Lessee shall have the right and option to either (i) repair, replace or reconstruct the premises utilizing insurance proceeds, or
(ii) terminate this Lease, with Lessor and/or Lessor's mortgagee to receive all building insurance proceeds to the extent of the amortized purchase option balance due, with the balance to Lessor, and the parties having no further rights or obligations with respect to the other. Lessee shall be entitled to the proceeds of insurance on its contents, business interruption and other insurance it may obtain in connection with the business conducted upon the Premises. If Lessee elects to continue, the repair, replacement or reconstruction shall be accomplished within such time as may be reasonable under the circumstances after allowing for delays caused by strikes, lockouts, acts of God, fire, unavailability of materials or labor, or any other cause or casualty beyond the reasonable control of Lessee. The design and specifications of such repair, replacement or reconstruction shall be as determined by Lessee after obtaining Lessor's prior consent which shall not be unreasonably withheld; but such work shall restore the Premises to not less than their value immediately prior to the damage, destruction, demolition or removal.

      Section 5.02. Lessee, at its sole cost and expense, will keep and maintain the Premises in good repair and in safe and sanitary condition and will, at its sole expense, make all necessary repairs, replacements and renewals, which shall be substantially equal in quality and class to the original work. Lessee will conform with and do all things necessary to comply with every valid law, regulation, order and requirement of any governmental authority relating to the Premises and will hold and save Lessor free and harmless of all losses, costs, expenses, claims or liabilities for the breach thereof, or failure to comply therewith and for the breach of or failure to comply with any valid law, regulation, order and requirement of any governmental authority relating to the conduct of Lessee's business in the Premises.

      ARTICLE VI. USE OF THE PREMISES.

      Section 6.01. The Premises shall be used only for lawful, proper and legitimate purposes, and Lessee shall not use, nor suffer nor permit any person to use, the same or any part thereof for any purpose or in violation of the laws of the United States or of the State in which the Premises are located, or of the ordinances of any political subdivision of the State, or any covenant, restriction or condition affecting the Premises, nor for any immoral or unlawful purpose whatsoever. Lessor warrants that the Premises are properly zoned for metal fabrication and sawmill/planer equipment manufacturing.

      Section 6.02. Lessor shall not be liable for any encroachment upon any property adjacent to the Premises by any future building or other structure intended to be erected upon the Premises by Lessee. Lessee agrees to indemnify and save harmless Lessor from and against any and all liabilities, penalties, damages, expenses and judgments on account of the location of any such building or other structure on or partly on such adjacent property.

      ARTICLE VII. CONSTRUCTION LIENS.

      Section 7.01. Lessee will keep the premises free and clear of mechanics', laborers', or materialmen's liens, and other liens of similar nature, which may arise in connection with any work performed on the Premises by or at the direction or sufferance of Lessee; provided, however, that Lessee shall have the right to contest the validity or the amount of any such lien or claimed lien, if Lessee shall, within ten (10) days after Lessee is informed that the lien is filed against the Premises, give to Lessor or any mortgagee of the Premises (a "Mortgagee"), such reasonable security as may be demanded by Lessor or a Mortgagee to insure payment of such lien and prevent any sale, foreclosure or forfeiture of the Premises by reason of such nonpayment. On final determination of the lien or claimed lien, Lessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released or judgment satisfied at Lessee's own expense. Should any such lien be placed on the premises and the same ripen into a judgment which has become final, Lessor, at its option, may pay any such final judgment and clear the Premises therefrom, and any monies so paid out by Lessor on account of any such judgment shall be repaid by Lessee to Lessor at the next ensuing rent day and shall draw interest at the Lease Interest Rate from time of payment by Lessor until repaid by Lessee.

      Section 7.02. In the event any lien is filed against the Premises or any action is commenced affecting the title hereto, as between Lessor and Lessee, the notified party shall give the other prompt written notice thereof.

      Section 7.03. Nothing in this Lease shall authorize Lessee to, and Lessee shall not, do any act which will in any way encumber the title of Lessor in and to the Premises, nor shall the interest or estate of Lessor in the Premises be in any way subject to any claim whatsoever by virtue of any act or omission of Lessee. Any claim to a lien upon the Premises arising from any act or omission of Lessee shall be valid only against Lessee and shall in all respects be subordinate to the title and rights of Lessor and any person claiming by, through or under Lessor in and to the Premises. Lessee shall remove any lien or encumbrance on its interest in the Premises within ten (10) days after it has received notice thereof; provided, however, that Lessee may in good faith contest any such item if it posts a bond or other adequate security with Lessor.

      ARTICLE VIII. TAXES, ASSESSMENTS, AND UTILITY CHARGES.

      Section 8.01. Lessor and Lessee agree that Lessor is under no obligation to provide and/oi pay for any services, including any utilities, related to Lessee's use and occupancy of the Premises. Lessee will pay when due all utilities and taxes, including personal property taxes, assessments and levies, whether general or special, ordinary or extraordinary, of every nature or kind whatsoever which may be taxed, charged, assessed, levied or imposed at any time or from time to time during the Term of this Lease (including taxes for the tax year in which such term begins) by the State, any political subdivision thereof or any governmental or quasi-governmental body having jurisdiction thereover, upon or against: (i) the Premises or the occupancy, use or possession thereof; or (ii) any estate, right, title or interest of Lessor and of Lessee or of either of them in or to the Premises. It is agreed, however, that (i) taxes for the years in which the commencement and the termination of this Lease occur shall be prorated, and Lessee shall be required to pay as its prorated share only that portion of the taxes levied for the period of the taxable year for which this Lease shall have been in effect, and (ii) Lessee shall not be obligated to pay any installment of any special assessment which may be levied, assessed or confirmed during the Term, but which does not fall due and is not required to be paid until after its Termination, unless the special assessment is attributable to Lessee's use, occupancy or possession of the Premises. All amounts payable by Lessee but not paid when due may be paid by Lessor and collectible by Lessor as though the same were Additional Rent hereunder.

      Section 8.02. Nothing contained herein shall be construed to require Lessee to pay any transfer, estate, inheritance succession, or gift tax or taxes imposed in respect of any devise or gift of any interest of Lessor or its successors or assigns in the Premises, nor any income tax imposed in respect of Lessor's income from the premises.

      Section 8.03. Except as permitted by Section 8.04, the taxes, assessments and other impositions to be paid by Lessee in this Article VIII shall be paid before any delinquency can occur therein or to any part or installment thereof, and certificates of payment shall be delivered to Lessor upon request.

      Section 8.04. Both Lessor and Lessee shall have the right to contest the legality or validity of any of the taxes, assessments or other impositions herein provided to be paid by Lessee, but no such contest shall be carried on or maintained by Lessee after the time limit for the payment of any such taxes, assessments or other impositions unless Lessee at its option, (i) shall pay the amount involved under protest; or (ii) shall procure and maintain a stay of all proceedings to enforce any collection of such taxes, assessments or other impositions, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money or by such undertaking as may be required or permitted by law to accomplish such stay; or (iii) shall deposit with Lessor, or a Mortgagee, as security for the performance by Lessee of its obligations hereunder with respect to such taxes, assessments or other impositions, such reasonable security which will not be less than the amount of the taxes, assessments or other impositions, then due as may be demanded by Lessor or a Mortgagee to ensure payment of such contested taxes, assessments or other impositions and all penalties, interest costs and expenses which may accrue during the period of the contest. In the event any such contest is made by Lessee, then, within thirty (30) days after final determination thereof, Lessee shall fully pay and discharge the amount determined in or by any such contest, together with all penalties, fines, interest, costs or expenses that may have accrued thereon or that may result from any such action by Lessee, whereupon Lessor shall return to Lessee all amounts, if any, deposited by Lessee in accordance with the provisions hereof.

      Section 8.05. Lessor will promptly deliver to Lessee any and all tax notices or assessments which it may receive relating to the Premises.

      ARTICLE IX. PUBLIC LIABILITY AND PROPERTY DAMAGE.

      Section 9.01.

      a. Lessee does hereby release Lessor and shall at all times indemnify and defend Lessor and save it harmless from and against all claims, suits, actions, damages, judgments, liabilities, fines, penalties, costs and expenses for loss of life, personal injury or damage to property arising from or out of occurrences during the Term within or upon the Premises occasioned wholly or in part by any act or omission of Lessee or breach of this Lease by Lessee or by any person or entity under its control. If Lessor shall be made a party to any litigation commenced by or against Lessee or by any third party, which litigation is related solely to Lessee's use or occupancy of the Premises and involves Lessor only as owner of the Premises, Lessee shall indemnify and hold Lessor harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessor in connection with such litigation. Provided, however, that this indemnity is not intended and shall not extend to any action filed by Lessee against Lessor as a result of any claimed breach of this Lease.

      b. Lessee also hereby releases Lessor from any and all liability arising from (i) the operation, conduct or management of or from any work or thing whatsoever done in, on or about the Premises or any building, structure, equipment (including, without limitation, plumbing, heating or air-conditioning equipment, water pipes and electrical wiring) or improvement now or hereafter erected or placed on the Premises.

      Section 9.02. Lessee will keep in effect at its sole cost and expense and with financially responsible insurance companies qualified to do business in the state in which the Premises is located and acceptable to Lessor (an "Insurer"), a comprehensive general liability policy either directly or indirectly covering the Premises and providing coverage with minimum limits of liability not less than $500,000.00 for bodily injury to one person, $1,000,000.00 for bodily injury to any group of persons as a result of one accident and $1,000,000.00 for property damage. Such policy shall name Lessor and a Mortgagee, if any, as additional insured and certificates that such insurance is in force shall be delivered to Lessor; such certificate containing an agreement by the Insurer that such policy shall not be cancelled or modified (as it applies to Lessor and a Mortgagee) without thirty (30) days' prior written notice to Lessor and a Mortgagee by registered mail, return receipt requested, and that no act or omission by Lessee shall invalidate such policy as it applies to Lessor or Mortgagee.

      Section 9.03. Lessee shall bring or keep property upon the Premises solely at its own risk, and Lessor shall not be liable for any damages thereto or any theft thereof.

Lessee shall maintain tire and extended coverage insurance, which may include self-insurance, covering such personal property in such amounts and against such risks as is customarily maintained by similar businesses, and provide Lessor with evidence of such insurance coverage.

      ARTICLE X. FIRE INSURANCE.

      Section 10.01. Lessee, at its sole cost and expense, will keep the buildings and the improvements now or hereafter located on the Premises insured against fire (with extended coverage) with an Insurer in an amount equal to not less than their full fair insurable value, exclusive of foundations, excavations and pavement. Such insurance shall be so issued as to cover the several interests of Lessor, a Mortgagee, and Lessee, and shall provide that in case of loss or damage the proceeds thereof shall be payable to Lessor, Mortgagee, and Lessee, as their interests may appear. Such insurance may also provide for "rents coverage" insurance.

      Section 10.02. If after any loss insured against pursuant to Section 10.01, Lessor shall, pursuant to Lessee's options set forth in Section 5.01 hereof, either (i) proceed with repair or rebuilding the Premises, or
(ii) terminate this Lease.

      Section 10.03. Lessee shall deliver to Lessor certificates evidencing that all insurance which Lessee is required to provide and maintain in effect hereunder is in force. Should Lessee fail to provide, maintain or pay for any of the insurance hereinbefore provided for, Lessor at its option may procure such insurance. Any sums paid out by Lessor for any such insurance shall be repaid by Lessee to Lessor on the first day of the calendar month next following payment thereof by Lessor, together with interest thereon at the Lease Interest Rate from the date of payment by Lessor until repaid by Lessee.

      Section 10.04. Lessor, Lessee and the owner of the Premises shall be named insureds, as their interests may appear, in any insurance policy issued pursuant to Articles IX and X.

      ARTICLE XI. CONDEMNATION.

      Section 11.01. In the event that the Premises, or any part thereof, shall be taken in condemnation or proceedings or by exercise of any right of eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right (any such "Partial Taking" [herein so called] or "Full Taking" [herein so called]) being hereinafter generically referred to as a "Taking"), Lessor, Lessee and any person or entity having an interest in the award or awards shall have the right to participate in any such condemnation proceedings or agreement for the purpose of protecting their interests hereunder. Each party so participating shall pay its own expenses therein.

      Section 11.02. If at any time during the Term there shall be a Taking of the whole or substantially all of the Premises, this Lease shall terminate and expire on the date of such Taking and Monthly Rent and Additional Rent shall be apportioned and paid to the date of such Taking. For the purpose of this Article XI, "substantially all of the Premises" shall be deemed to have been taken if Lessee and Lessor agree, or failing such agreement, it is determined by arbitration as provided in Section 11.05, that the untaken part of the Premises is insufficient for the economic and feasible operation thereof by Lessee.

      Section 11.03. If this Lease shall have terminated as a result of such Talking, the proceeds from the real estate award (the "Award"), shall be applied for the following purposes in the following order:

      a. First, to pay the unpaid balance of any mortgages affecting the Premises at the time of the Taking; and

      b. Second, any balance of the Award remaining after payment of the amount set forth in Subsection 11.03(a) shall be paid to Lessee, after satisfaction in full of the purchase option balance due.

      Lessee shall be entitled to a separate award for removal and dislocation expenses as granted to tenants of real estate under the Eminent Domain Laws of the State in which the Premises is located.

      Section 11.04. If this Lease shall not have been terminated pursuant to
Section 11.02, after any such Taking, this Lease shall continue in full force and effect as to the portion of the Premises not taken and otherwise remain unaffected except:

      a. The Monthly Rent shall be reduced by an amount which bears the same proportion to the Monthly Rent immediately prior to the Partial Taking as the amount of the Award paid to Lessor or a Mortgagee and not applied to the restoration of the Improvements located on the Premises pursuant to Subsection 11.04(b) shall bear to the value of the whole Premises immediately prior to such taking as determined in the condemnation proceedings or agreement. Until the new Minimum Rent shall have been determined, Lessee shall continue to pay Minimum Monthly Rent as set forth in Section 1.01 of Schedule One and upon such determination, an appropriate adjustment shall be made and Lessee shall receive credit for any overpayment.

      b. Lessee shall, promptly after such Taking and, at its sole cost and expense, restore such building or buildings to a complete architectural unit, in which event Lessee shall be entitled to reimbursement from Lessor for the costs thereof from the Award. Lessee shall be responsible for obtaining at its sole cost and expense any replacement or substitute equipment required by it.

      c. The Award shall be paid to Lessor and applied first to restoration as set forth in Subsection 11.04(b) and any balance of the Award shall be the property of Lessor subject to an obligation to make a Minimum Annual Rent adjustment as set forth in Subsection 11.04(a).

      Section 11.05. In the event of any dispute between Lessor and Lessee with respect to any issue of fact (other than one determined by the condemnation court or board or other body authorized to make the award) arising out of a Taking set forth in this Article XI, such dispute shall be resolved by arbitration in accordance with the Georgia Arbitration Special Statutory Proceedings (O.C.G.A. Sections 9-9-30, et.seq.).

      ARTICLE XII. ASSIGNMENTS, TRANSFERS, AND SUBLETING.

      Section 12.01. Any assignment or subletting of Lessee's rights in this Lease shall require the prior written consent of Lessor.

      Section 12.02. This Lease may be assigned or transferred by Lessor without limitation; provided that (except in the case of assignments to a Mortgagee) twenty (20) days' prior notice of the assignment or transfer is given to Lessee; and upon such assignment or transfer, which shall be subject to this Lease, and notice to Lessee thereof, the individuals and corporate entity now comprising Lessor shall be relieved of any liability hereunder thereafter accruing; provided, further, that any successor or assignee assumes all obligations and covenants of Lessor under this Lease and immediately thereafter is in compliance therewith. In the event of an assignment of this Lease by Lessor to a Mortgagee, Lessee agrees upon notice to pay all Monthly Rent and Additional Rent directly to such Mortgagee.

      ARTICLE XIII. EXPENSES OF ENFORCEMENT; LESSEE'S BANKRUPTCY TERMINATION; SURRENDER OF PREMISES.

      Section 13.01.

      a. Either party hereto shall pay all reasonable attorneys' fees and expenses incurred by the other in enforcing any of the obligations under this Lease.

      b. Subject to the notice requirements of this Article XIII, if Lessee shall default in the observance or performance of any of its obligations hereunder, Lessor may perform such obligations after fifteen (15) days notice to Lessee. If Lessor, in connection therewith or in connection with any default by Lessee in the covenant to pay Rent hereunder, makes any expenditure or incurs any obligations for the payment of money, including, but not limited to, reasonable attorney's fees and costs incurred in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred, together with interest at the Lease Interest Rate, shall be deemed to be Additional Rent hereunder and shall be paid by Lessee to Lessor upon demand in accordance with the provisions of Article III. If the Term shall have expired or this Lease shall have been terminated at the time Lessor makes such expenditures or incurs such obligations, such sums shall be recoverable by Lessor as damages.

      Section 13.02.

      a. If Lessee defaults under this Lease, and such default shall continue for ten (10) days following notice thereof from Lessor, in the payment of Rent due hereunder, or of any other sum required to be paid by Lessee under this Lease, or under the terms of any other agreement between the parties, or if default shall be made, and shall continue for fifteen (15) days following notice, in the performance of any of the other terms, covenants or conditions which Lessee is required to observe and perform under the Lease or if the interest of Lessee in this Lease shall be levied upon execution or other legal process, or if any petition shall be filed by or against Lessee in a court of bankruptcy, or if Lessee shall be declared insolvent according to law, or make an assignment for the benefit of creditors or petition for or enter into an arrangement, or if Lessee shall abandon or vacate the Premises during the Term, then Lessor may, but need not, treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon may, at its option, terminate this Lease, repossess the Premises in accordance with the provisions hereof, and be entitled to recover immediately, as damages, the total amount of Rent and any other charges due and to be paid by Lessee during the balance of the Term, less the fair rental value of the Premises for said period, together with any other sum of money owed by Lessee to Lessor.

      b. Notwithstanding anything in this Lease to the contrary, if Lessee defaults, other than in the payment of Rent or other monies due, and such default cannot with due diligence be cured within the fifteen (15) day period (assuming Lessee has initiated action to cure within the fifteen (15) day period), Lessee shall have the time to cure extended for such period as may be necessary to complete such cure with all diligence.

      Section 13.03.

      a. If following the filing of a petition by or against Lessee in a bankruptcy court, Lessor shall not be permitted to terminate this Lease because of the provisions of Title 11 of the United States Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), then Lessee (including Lessee as a "Debtor-in-Possession") or any trustee for Lessee agrees promptly, within no more than fifteen (15) days upon request by Lessor to the Bankruptcy Court, to assume or reject this Lease.

      b. Lessee or any trustee for Lessee may only assume this Lease if (i) it cures or provides adequate assurance that Lessee or the trustee will promptly cure any default hereunder, (ii) it compensates or provides adequate assurance that Lessee will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from Lessee's default, and (iii) it provides adequate assurance of future performance under this Lease by Lessee. To the extent permitted by law, in no event after the assumption of this Lease by Lessee or any trustee for Lessee shall any then existing default remain uncured for a period in excess of that permitted by this Lease. Adequate assurance of future performance of this Lease shall include, without limitation, adequate assurance (i) of the source of Rent required to be paid by Lessee hereunder, and (ii) that assumption or permitted assignment of this Lease will not breach any provision hereunder.

      Section 13.04.

      a. Upon the expiration or earlier termination of this Lease, whether by lapse of time, operation of law or pursuant to the provisions of this Lease, Lessee shall surrender the Premises (including approved alterations, additions or improvements made pursuant to Articles IV and V) in good condition and repair, reasonable wear and tear excepted, remove all of its personal property from the Premises and repair any damage to the Premises caused by such removal.

      b. If Lessee shall fail or refuse to restore the Premises, Lessor may do so and recover its cost from Lessee for so doing. If Lessee shall fail or refuse to comply with Lessee's duty to remove all personal property from the Premises and the building upon the expiration or termination of this Lease and after ten (10) days' of posting written notice to Lessee, the parties hereto agree and stipulate that Lessor may, at its election (i) treat such failure or refusal as an offer by Lessee to transfer title to such personal property to Lessor, in which event the title thereto shall thereupon pass under this Lease as a bill of sale, or (ii) treat such failure or refusal as conclusive evidence, on which Lessor shall be entitled to rely absolutely, that Lessee has forever abandoned such personal property. In either event, Lessor may, with or without accepting title thereto, keep or remove, store, destroy, discard or otherwise dispose of all or any part thereof in any manner that Lessor shall choose without incurring liability to Lessee or to any other person. In connection with any such disposition, Lessor shall use reasonable efforts to mitigate its damages. In no event shall Lessor ever become or be charged with the duties of a bailee of any personal property of Lessee. The failure of Lessee to remove any personal property from the Premises shall forever bar Lessee from bringing any action or asserting any liability against Lessor with respect to any such property which Lessee fails to remove.

      ARTICLE XIV. OWNERSHIP AND POSSESSION WARRANTY; USUFRUCT.

      Section 14.01. Lessor warrants unto Lessee that Lessor has sole, unencumbered ownership of the currently unimproved Premises, with full right and authority to enter into this Lease and to grant the option to purchase contained in Article XXXI hereof.

      Section 14.02. If Lessee shall perform all of its covenants, agreements and obligations hereunder, Lessor covenants and agrees that Lessee shall have the peaceful and quiet enjoyment of the Premises throughout the Term without hindrance on the part of Lessor, or persons claiming through Lessor.

      Section 14.03. It is understood and agreed that this Lease grants a usufruct only, with no estate passing out of Lessor.

      ARTICLE XV. HOLDING OVER BY LESSEE.

      Section 15.01. If Lessee holds over or remains in possession or occupancy of the Premises or any part thereof after the expiration of the Primary Term or any extended term (if such option has been provided for in this Lease and has been properly exercised by Lessee) or after any sooner termination of this Lease, without a proper exercise of any extension option or without another written agreement leasing the Premises being actually made and entered into by Lessor and Lessee, and only if Rent is paid by Lessee and accepted by Lessor for or during any period of time Lessee so holds over or remains in possession or occupancy, such holding over or continued possession or occupancy shall create only a tenancy from month to month at a mutually agreeable rental but no less than the last Minimum Monthly Rent in effect on the last day of the Term or any extension thereof then in effect and upon all the terms, covenants and conditions, (other than length of the Term and extension thereof), set forth in this Lease, which may at any time be terminated by either Lessor or Lessee by giving to the other thirty (30) days prior notice of its intention to terminate the same.

      ARTICLE XVI. WAIVERS.

      Section 16.01. No waiver by Lessor of any breach by Lessee of any of its obligations or agreements, or the terms, covenants and conditions hereunder shall be deemed to be a waiver of any subsequent breach of the same or any other covenants, agreements or obligations, nor shall any forbearance by Lessor to seek a remedy for any breach by Lessee be deemed a waiver by Lessor of its rights or remedies with respect to such breach.

      ARTICLE XVII. TERMINATION.

      Section 17.01. At the termination of this Lease or upon repossession by Lessor for any reason, Lessee and any subtenants under Lessee, and any and all persons holding or claiming under Lessee, shall surrender possession of the Premises to Lessor as provided in Section 13.04 hereof.

      Section 17.02. At the termination of this Lease for any cause, provided Rent and other charges shall have been fully paid, Lessee and any subtenants under Lessee, and any and all persons holding or claiming under Lessee, shall have the right to remove from the Premises all personal property, tools, machinery and trade fixtures and Equipment installed by Lessee or any person holding under Lessee at its own expense, irrespective of how any of such property may be attached to the Premises; provided, however, that Lessee shall repair to Lessor's satisfaction any and all damage to the Premises caused by the removal of such property.

      ARTICLE XVIII. COVENANTS TO RUN WITH THE LAND.

      Section 18.01. All covenants, agreements, and engagements in this Lease shall be construed as covenants running with the land, and all rights given to and obligations imposed upon the respective parties shall be construed as inuring to and binding upon the successors in interest and assigns of the parties hereto, respectively.

      ARTICLE XIX. SHORT FORM OF THIS LEASE.

      Section 19.01. Upon request of either party after the execution of this Lease, the parties agree to promptly execute, acknowledge and deliver a Short Form or Memorandum of Lease for recording purposes if requested by one of the parties, and the terms hereof shall constitute a part thereof as though recited at length therein.

      ARTICLE XX. NOTICES.

      Section 20.01. Any notice provided for herein must be delivered by courier service or mailed by certified or registered United States mail, postage prepaid, return receipt requested, to the parties as follows:

       If to Lessor:     Development Authority of Appling County
                         501 West Parker Street
                         Post Office Box 413
                         Baxley, GA 31513
                         Attn: Chairman
                         Fax: 912-367-2073

       If to Lessee:     International Press & Shear, Inc.
                         396 Frost Industrial Blvd.
                         Baxley, Georgia 31513
                         Attn: Plant Manager
                         Fax: 912-366-9559

       With a copy to:   Waste Technology Corp.
                         5400 Rio Grande Avenue
                         Jacksonville, Florida 32205
                         Fax: 904-358-7013

      Each party shall have the right to specify any other address in the United States by giving to the other party at least fifteen (15) days prior written notice thereof.

      ARTICLE XXI. SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE.

      Section 21.01. This Lease and Lessee's leasehold estate shall be subordinate and subject in all respects to any presently existing mortgage or mortgages which are liens against the Premises and, at Lessor's request, Lessee shall execute and deliver to Lessor an instrument in recordable form confirming such subordination; provided that such subordination shall not affect the respective rights of Lessor, Lessee and any mortgagee under Article XII hereof; and, provided further, that Lessor will use its best efforts to secure for Lessee at such time an instrument executed by all necessary parties in recordable form whereby any Mortgagee or proposed mortgagee agrees that Lessee shall not be interfered with or disturbed in its use, possession and enjoyment of the Premises by the mortgagee, or any person or firm claiming under the mortgagee, such instrument to be binding upon any successor of a Mortgagee or any purchaser at judicial sale upon foreclosure of the mortgage, so long as Lessee is not in default hereunder.

      Section 21.02. if at any time during the Term any Mortgagee or proposed mortgagee shall become owner of the Premises as a result of foreclosure or otherwise or becomes a "Mortgagee in Possession" of the Premises, Lessee shall, upon request and upon assumption by said mortgagee of Lessor's obligations hereunder, attorn to such mortgagee from time to time upon the then terms and conditions of this Lease and shall execute instruments in confirmation of such attornment.

      ARTICLE XXII. ESTOPPEL CERTIFICATE.

      Section 22.01. At any time, and from time to time, Lessee shall execute, acknowledge and deliver to Lessor a statement in writing in form satisfactory to Lessor certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and staring the modifications), and the dates to which Minimum Monthly Rent and Additional Rent have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Lessor is in default in performance of any term, covenant or condition contained in this Lease.

      ARTICLE XXIII. ENTRY AND INSPECTlON.

      Section 23.01. Lessee shall permit Lessor and Lessor's authorized agents to enter upon the Premises at reasonable times during Lessee's business hours for the purpose of inspecting the same and of ascertaining Lessee's compliance with the terms and conditions of this Lease.

      Section 23.02. In entering upon the Premises, Lessor will observe Lessee's prevailing security arrangements and will make such entries so as to cause as little inconvenience, annoyance or disturbance as possible.

      ARTICLE XXIV. CUMULATIVE REMEDIES; NO WAIVER; ENTIRE AGREEMENT, NO ORAL CHANGE; GOVERNING LAW; SEVERABILITY; EXHIBITS; SIGNS.

      Section 24.01. The specific remedies to which Lessor or Lessee may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them of any provision of this Lease. The failure of either party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by Lessor of any installment of Rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach. This Lease and the Schedules and Exhibits attached to this Lease and made a part hereof set forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the Property, and there are no covenants, promises, agreements, conditions or understandings, heretofore made, either oral or written, between them other than as herein set forth. No waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be effective unless expressed in writing and signed by the party to be bound.

      Section 24.02. This Lease shall be construed and enforced in accordance with the laws of the State of Georgia.

      Section 24.03. If any provisions of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of this Lease, including the invalid or unenforceable provision, shall be valid and enforceable to the fullest extent permitted by law.

      Section 24.04. Any signs which Lessee desires to use on the Premises must be approved by Lessor, which approval shall not be unreasonably withheld, and meet all applicable laws, ordinances and regulations.

      ARTICLE XXV. SUCCESSORS AND ASSIGNS.

      Section 25.01. This Lease shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

      ARTICLE XXVI. ENVIRONMENTAL COMPLIANCE.

      Section 26.01. To the best of Lessor's knowledge, the Premises has never been used as a landfill or as a dump to receive garbage, refuse, waste, or hazardous fill material, and there are and have been no hazardous substances stored, handled, installed or disposed in, on or about the Premises.

      Section 26.02. Lessee covenants and agrees that it will use the Premises in compliance with any and all local, state or federal laws and regulations dealing with hazardous or dangerous waste, clean air and water and other environmental matters, and Lessee specifically shall indemnify and hold Lessor harmless for any costs and expenses incurred by Lessor in default of this covenant by Lessee. Any work or expense for such compliance shall be the sole responsibility of Lessee from and after the Commencement Date.

      Section 26.03. At the termination of this Lease, Lessee shall remove any tanks, drums or other storage of any hazardous or dangerous waste substances (as so defined by any local, state or federal authority) installed by Lessee or installed by Lessor at the written request of Lessee. Such removal shall satisfy all applicable laws and regulations, and Lessee shall furnish to Lessor appropriate documentation of lawful removal and disposition.

      Section 26.04. If, at any rime during the term of this Lease, any local, state or federal authority or any of Lessor's mortgagees should request a report on any such hazardous substances Lessee has stored or allowed to be stored on the Premises during the Term, Lessee will either cause said report to be made as soon as practicable at its own cost and expense, or if not made within thirty
(30) days of Lessor's request for the same, will reimburse Lessor, as Additional Rent, for Lessor's cost of obtaining said report.

      Section 26.05. Lessee shall dispose of any cleaning materials, including rags, cloths, liquids, gases or chemical compounds off of the Premises promptly and according to any applicable laws or regulations after use.

      Section 26.06. At any time during the Term, or within one hundred eighty
(180) days thereafter, Lessor may enter upon the Premises and inspect the Premises for any evidence of any hazardous or dangerous waste or substances. In the event that there exists any such hazardous waste or hazardous substances deposited during the Term by Lessee, Lessee shall promptly remove and dispose of the same in accordance with all applicable federal, state or local laws or regulations. This Section 26.06. shall survive the termination or expiration of this Lease.

      ARTICLE XXVII. BROKERS.

      Section 27.01. Lessor and Lessee each represent that it has not dealt with any broker in connection with the negotiation, execution, or delivery of this Lease.

      ARTICLE XXVIII. COMPLIANCE WITH LAW.

      Section 28.01. Lessee shall, at its sole cost and expense, comply or cause compliance with any notices of violations of any' laws and regulations of federal, state, municipal and local governments, departments, commissions and boards, pursuant to law, which may impose any violation, order or duty upon Lessee with respect to the Premises, arising out of Lessee's use thereof. Notwithstanding the foregoing, Lessee may contest or appeal such violations, requirements or orders and shall not be required to comply therewith if Lessee shall contest same by appropriate proceedings and shall not subject Lessor to criminal liability or material civil liability provided Lessee shall give such reasonable security during the pendency of such contest as shall be requested by Lessor with respect to any costs, fines, expenses, penalties or damages which may be imposed on Lessor by reason of Lessee's contest; provided, however, that during any such contest, Lessee shall, unless prohibited by law (i) continue to nay all rentals due under this Lease to Lessor and, (ii) continue operations of the Premises in acccordance with the terms and conditions of this Lease. Upon final resolution of any such contest, Lessee shall promptly comply with the judgement, finding, or order.

      ARTICLE XXIX. RELATIONSHIP OF PARTIES; DEFINITION OF LESSOR; DEFINITION OF LESSEE.

      Section 29.01. Nothing contained in this Lease shall be construed to create the relationship of principal and agent, partnership, joint venture, or any other relationship between the parties hereto other than the relationship of landlord and tenant Nothing contained in this Lease shall in any way impose any liability upon the stockholders, officers or directors of Lessor or stockholders, officers, directors or trustees of Lessee, should such parties be corporate entities.

      Section 29.02. The term "Lessor" as used herein, means Lessor named herein and any subsequent owner of Lessor's estate hereunder, but any owner of Lessor's estate shall be relieved of all liability under this Lease, after the date it ceases to be the owner of Lessor's estate (except for any liability arising or accruing prior to such date) provided the party succeeding to Lessor's estate shall have executed an agreement of assumption and assignment of Lessor's estate; and further provided that any such assumption of liability is approved in writing by Lessee, which approval shall not be unreasonably withheld.

      Section 29.03. The term "Lessee" as used herein, means Lessee named herein and any subsequent owner of Lessee's estate hereunder, which transfer of rights by Lessee is subject to Lessor's consent which consent will not be unreasonably withheld.

      ARTICLE XXX. OPTION TO PURCHASE THE PREMISES.

      Section 30.01. Lessee shall have the right and option to purchase the premises at any time prior to the termination of this Lease or any renewal thereof for a sum equal to the balance of unpaid principal and accrued interest due on the Note attached hereto as Exhibit A, or such renewal or other promissory note obtained by Lessor with the consent of Lessee as may at that time be in existence; plus any additional amounts expended by

      ARTICLE XXI. OPTION TO PURCHASE THE PREMISES.

      Section 31.01. Lessee shall have the right and option to purchase the premises at any time prior to the termination of this Lease or any renewal thereof for a sum equal to the balance of unpaid principal and accrued interest due on the Note attached hereto as Exhibit A, or such renewal or other promissory note obtained by Lessor with the consent of Lessee as may at that time be in existence; plus any additional amounts expended by Lessor upon or for the benefit of the Premises as provided for herein.

      Section 31.02. In the event Lessee desires to exercise its right to purchase prior to the end of the Lease Term, Lessee shall notify Lessor in writing of its intention at any time during the Lease Term, and closing shall occur within thirty (30) days of the receipt of said notice by Lessor. Lessor shall convey title to the Premises to Lessee/Purchaser by deed warranting title to the Premises against the claims of all persons claiming by, through or under Lessor/Seller. Lessee/Purchaser shall be responsible for all closing costs associated with said purchase.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be signed and seal in duplicate, each serving as an original, by their respective duly authorized officers, the day and year first above written.

                                            LESSOR:
                                            DEVELOPMENT AUTHORITY OF
                                            APPLING COUNTY         (L.S.)

                                            By: /s/ Mike Cleland
                                                ------------------------------
                                                Mike Cleland, Chairman

                                            Attest: /s/ H. Hollis Crummey
                                                    ----------------------------
                                                    H. Hollis Crummey, Secretary

                                                                (AUTHORITY SEAL)

Signed, sealed and delivered,
this 5 day of April, 1999,
in the presence of:

/s/
--------------------------------
Unofficial Witness


/s/ Jane Coleman
--------------------------------
Notary Public
Appling County, Georgia
Commission Expires: 11-22-96
(NOTARY SEAL)

                                           LESSEE:
                                           INTERNATIONAL PRESS
                                           & SHEAR CORPORATION            (L.S.)

                                           By: /s/ Sidney Wildes
                                               ----------------------------
                                               Sidney Wildes, President/CEO

                                           By: /s/ Ted C. Flood
                                               ----------------------------
                                               Ted C. Flood, CEO

                                                      (CORPORATE SEAL)

Signed, sealed and delivered,
this 5 day of April, 1996,
in the presence of:

/s/
--------------------------------
Unofficial Witness


/s/ Jane Coleman
--------------------------------
Notary Public
State of GA
County of Appling
Commission Expires: 11-22-96
(NOTARY SEAL)